Exhibit 99.1

BIG3 BASKETBALL to Go Public Through Business Combination with Graf Global Corp.

•	BIG3 and Graf Global Corp. Enter Business Combination Agreement

•	Ninth season of BIG3 professional 3-on-3 Basketball Tips Off at the Intuit Dome in Los Angeles on June 20, 2026; CBS continues broadcast relationship with encore games on BET

•	Growing Worldwide Attention on 3-on-3 Basketball with Inclusion in the 2028 Olympics

•	BIG3 Co-Founder/CEO O’Shea Jackson (Ice Cube), Co-Founder/Chairman Jeff Kwatinetz and Commissioner Clyde “the Glide” Drexler to continue to lead company

SHERMAN OAKS, CALIF. and THE WOODLANDS, TEXAS – June 12, 2026 – BIG3 HoldCo LLC (“BIG3”), recognized as the world’s premier professional 3-on-3 basketball league, founded by O’Shea Jackson (Ice Cube) and Jeff Kwatinetz, and Graf Global Corp. (NYSE American: GRAF) ("GRAF"), a publicly traded special purpose acquisition company, jointly announced that they have entered into a definitive agreement for a business combination. When the transaction closes, the publicly traded company will be named Big3 Basketball Holdings, Inc. and is expected to be listed on the New York Stock Exchange, NYSE American, or Nasdaq under the ticker symbol “TONT” (3-on-3). The transaction is expected to close in the fourth quarter of 2026.

“We are excited for BIG3 to be the first publicly traded professional sports league in the US” said O’Shea Jackson, Sr. co-founder and chief executive officer of BIG3. “Leading a new generation of emerging sports, BIG3 connects basketball to culture, fans and our team communities. Going public is our next step. This lifts us to a bigger stage, accelerates our international potential and gives our fans a way to grow with us, support us and participate in our success.”

Co-founder and Chairman Jeff Kwatinetz added, “Cube and I are proud of what BIG3 has done over the last eight seasons and are excited to begin our ninth season on June 20 in Los Angeles. Everything is coming together this year. With some of the world’s most respected coaches and players, more than 550,000 average viewers on CBS and more than a billion social media impressions last season, teams now located in eight cities, worldwide distribution of our games, including on Migu (the go-to streaming platform for sports in China) and recognized as the premier 3-on-3 league in the world, we are at an inflection point. The public listing will provide capital and acquisition currency to take best advantage of our highly scalable platform, dominant brand, experience, leadership and opportunities in 3-on-3 basketball and the emerging sports market generally.

The combined company will be led by the BIG3 management team, including co-founder and chief executive officer O’Shea Jackson (Ice Cube), co-founder and chairman Jeff Kwatinetz, President Sean Bannon, and commissioner Clyde “the Glide” Drexler. Acknowledging Cube’s positive impact on communities through basketball, the Naismith Basketball Hall of Fame awarded him the inaugural Ice Cube Impact Award, now given annually at the Hall of Fame ceremony.

The transaction values BIG3 at $290 million on a pre-money basis, before potential earnouts based on share price performance, with 100% of the existing equity and equity-linked interests expected to convert to the common stock of the combined company at closing.

Closing is subject to delivery of $50 million minimum net cash proceeds from GRAF’s trust account and other transaction-related funding and after payments to satisfy redemptions and payment of cash transaction and other expenses. GRAF’s trust account currently holds approximately $249 million cash deposits as of June 10, 2026.

The transaction is also subject to GRAF’s shareholders approving an extension of the time allowed to complete a business combination, with such approval to occur by June 27, 2026. GRAF’s public shareholders have the right to redeem up to all of their ordinary shares in connection with the extension vote, and again just before the final shareholder vote to approve the proposed business combination.

“We are excited to partner with Cube, Jeff and their team to bring BIG3 to the public markets,” said James Graf, chief executive officer of GRAF. “There are few, if any opportunities for public markets investors to own equity directly in professional sports leagues or teams. We believe such investments may deliver uncorrelated returns over time, especially seeing the appreciation of team values and the growth of sports advertising across media. As a cultural icon, Cube transcends boundaries. He and Jeff have been visionaries on what audiences want and we believe in their ability to deliver the “next big thing” again as they have done repeatedly over the years. We have high hopes for where they can take BIG3 in the future as a well-capitalized public company.”

BIG3 Season Nine Highlights

•	Season tips off June 20, 2026 at the Intuit Dome in Los Angeles (home of the LA Clippers), with the championship game scheduled on August 22, 2026 at the Spectrum Center in Charlotte (home of the Charlotte Hornets)
•	Eight city-based teams, with four teams owned by BIG3 (Boston, Chicago, Dallas, DMV) and four sold to independent owners (Detroit, Houston, LA, Miami)
•	Multiple fast paced games of BIG3’s FIREBALL3 brand of half court 3-on-3 played at every event; first to 50 points wins; entertainment between games for an exciting overall experience
•	7th season with CBS, Re-airs of games on BET, International broadcast partners like Migu (China) and TV Globo (Brazil)
•	Legendary coaches include Julius (Dr. J) Erving (Chicago), Nancy Lieberman (Dallas) and Gary Payton (Boston)
•	Team captains include former NBA stars Michael Beasley (Miami), Corey Brewer (Detroit), Dwight Howard (LA) and Joe Johnson (Detroit)

Key Transaction Terms

The respective boards of managers or directors, as applicable, of BIG3 and GRAF have unanimously approved the proposed business combination. Completion of the proposed business combination is expected in the fourth quarter of 2026, pursuant to the terms and conditions of the Business Combination Agreement (“BCA”) entered into by BIG3 and GRAF and other parties thereto. The BCA contains customary closing conditions, including without limitation a registration statement being declared effective by the Securities and Exchange Commission (“SEC”), consent of certain noteholders of BIG3 to convert their notes, approval by the shareholders of GRAF, delivery of $50 million in minimum net cash proceeds, and certain regulatory approvals, as well as the listing of the shares of the combined company on the New York Stock Exchange, NYSE American or Nasdaq Stock Market (the “National Securities Exchange”), as mutually determined by BIG3 and GRAF.

In addition to the $290 million in stock consideration to be issued to existing Big3 equityholders, at the closing, Big3 equityholders are entitled to an additional 2 million earnout shares which will vest over a five-year period if the closing price of the Pubco Class A common stock is greater than or equal to $15.00 for a period of at least 20 days (which need not be consecutive) out of 30 consecutive trading days, or in the event of a sale of the combined company if the combined company stockholders receive a sale price that is greater than or equal to $15.00.

Advisors

MC Strategic Advisors LLC is acting as financial advisor to BIG3. White & Case LLP is acting as legal advisor to GRAF. Ellenoff Grossman & Schole LLP is acting as legal advisor to BIG3.

Additional Information about the Business Combination and Where to Find It

An investor presentation, the BCA and related transaction documentation will be filed with the SEC as exhibits to a Current Report on Form 8-K and available on the SEC website at www.sec.gov.

In connection with the proposed business combination, the parties to the BCA (the “Parties”) intend to file relevant materials with the SEC, including a registration statement on Form S-4 that Halfcourt HoldCo, Inc.(“PubCo”) and BIG3 intend to file in connection with the proposed business combination (the “Registration Statement”), and after the Registration Statement is declared effective, GRAF will mail the proxy statement included therein to holders of GRAF’s ordinary shares in connection with GRAF’s solicitation of proxies for the vote of the GRAF shareholders with respect to the proposed business combination.

This press release is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC. INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE TRANSACTION, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov.

Additional Information about the Extension and Where to Find It

GRAF filed a definitive proxy statement with the SEC on June 8, 2026 (the “Extension Proxy Statement”) in connection with GRAF’s solicitation of proxies for the vote by GRAF shareholders to approve an amendment to GRAF’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which GRAF must consummate an initial business combination. GRAF has filed and mailed the Extension Proxy Statement to GRAF’s shareholders of record as of June 1, 2026, the record date established for voting on the Extension. GRAF may also file other relevant documents regarding the Extension with the SEC. This press release does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of GRAF, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with GRAF’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about GRAF and the Extension.

Participants in the Solicitation

The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of GRAF’s shareholders in connection with the proposed business combination and in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of GRAF’s directors and officers in the proposed business combination in GRAF’s filings with the SEC, including GRAF’s Annual Report filed on Form 10-K under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1897463/000110465926058645/tmb-20251231x10k.htm and in GRAF’s definitive proxy statement filed with the SEC on Schedule 14A, in connection with the Extension, under the heading “Interests of the Graf Insiders”, which is available at https://www.sec.gov/Archives/edgar/data/1897463/000110465926071445/tm2615987d2_def14a.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GRAF’s shareholders in connection with (i) the proposed business combination will be set forth in the Registration Statement, which is expected be filed by PubCo and BIG3 with the SEC and (ii) the Extension is set forth in the Extension Proxy Statement. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus included therein and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www.sec.gov.

About BIG3

Founded in 2017, BIG3 is the brainchild of producer, actor, and music legend Ice Cube and entertainment executive Jeffrey Kwatinetz, who shared a vision of a player-centric league focused on entertainment and innovation. The BIG3 is a league with no garbage minutes, where trash talk is allowed, defense is emphasized, fast-paced action, and where every point – whether it's a 4-point or 3-point shot – counts. Any given BIG3 team has Hall of Famers, icons and trailblazers, and the next best 3-on-3 player.

The league has led the sports industry in diversity and opportunity, becoming the first professional sports league to implement a mental health policy, favor CBD as a pain management alternative to opioids, enlist female coaches of men, and appoint a black Commissioner in Hall of Famer Clyde Drexler, who is also professional sports first former player serving as Commissioner. The inaugural CEO was the legendary, incomparable Raiders executive Amy Trask. In 2024, BIG3 co-founder Ice Cube was honored at the Naismith Basketball Hall of Fame in Springfield, where he received the inaugural Ice Cube Impact Award, acknowledging individuals making substantial contributions to their community, the first non-player to be recognized. Founders Ice Cube and Jeffrey Kwatinetz are missioned to better society as BIG3 pursues business success while also helping to break down stereotypes, promote diversity in sports, create opportunities for black, brown, and female athletes beyond the court, and support basketball communities overall.

About Graf Global Corp.

Founded by serial SPAC sponsor and director James Graf, Graf Global Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the proposed business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Parties, the proposed business combination and statements regarding the anticipated benefits and timing of the completion of the proposed business combination, the assets held by the Parties, the anticipated business of BIG3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of BIG3, expected operating costs of PubCo, BIG3 and their subsidiaries, the upside potential and opportunity for investors, BIG3’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination and the level of redemptions of GRAF’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “future,” “potential,” “plan,” “may,” “will,” “will be,” “will continue,” and similar expressions; but this press release may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: uncertainties as to the timing of the proposed business combination; the risk that the proposed business combination may not be completed in a timely manner or at all; the risk that the proposed business combination may not be completed by GRAF’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the proposed business combination, including the approval of GRAF’s shareholders; the risk that the announcement and pendency of the proposed business combination could have adverse effects on the market price of GRAF’s securities, including if the proposed business combination is not consummated; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the proposed business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the failure of PubCo to obtain or maintain the listing of its securities on the National Securities Exchange after the closing of the proposed business combination; costs related to the proposed business combination; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the proposed business combination on BIG3’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally; risks related to diverting BIG3’s management’s attention from BIG3’s ongoing business operations; risks related to increased competition in the industries in which BIG3 will operate; risks that after consummation of the proposed business combination, BIG3 experiences difficulties managing its growth, expanding operations, or executing its strategies; the risk that the expected benefits of the proposed business combination are not realized when and as expected; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the proposed business combination; and those risk factors discussed in documents of PubCo, BIG3 or GRAF filed, or to be filed, with the Securities and Exchange Commission SEC.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or the Extension or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of PubCo, BIG3, GRAF or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Media Contacts:

Andrew Bard

DKC

(917) 628-8070

Andrew_Bard@dkcnews.com

Investor Contacts:

James Graf

Chief Executive Officer, Chief Financial Officer and Director

Graf Global Corp.

(310) 745-8669

james@grafacq.com